Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
04/07/2021	3130ALWY6	04/22/2021	10/22/2024	10/22/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/22/2021	0.625%	$20,000,000
04/07/2021	3130ALWZ3	04/22/2021	07/22/2024	10/22/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	10/22/2021	0.500%	$50,000,000
04/07/2021	3130ALYS7	04/26/2021	04/26/2028	10/26/2021	Optional Principal Redemption	European	Fixed/ Step Up	10/26/2022	0.750%	$30,000,000
04/07/2021	3130ALZ49	04/29/2021	07/29/2024	07/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/29/2021	0.520%	$15,000,000
04/07/2021	3130ALZD9	04/29/2021	04/29/2030	10/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	07/29/2021	1.000%	$10,000,000
04/07/2021	3130ALZH0	04/29/2021	10/29/2027	10/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/29/2021	1.500%	$50,000,000
04/07/2021	3130ALZL1	04/29/2021	10/29/2030	10/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/29/2021	2.000%	$70,000,000
04/08/2021	3130ALYM0	04/28/2021	04/28/2026	10/28/2021	Optional Principal Redemption	European	Fixed/ Step Up	04/28/2023	0.550%	$15,000,000
04/08/2021	3130ALZZ0	04/28/2021	04/28/2028	10/28/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	04/28/2022	1.000%	$25,000,000
04/08/2021	3130AM2A9	04/29/2021	04/29/2031	10/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	07/29/2021	1.000%	$15,000,000
04/08/2021	3130AM2C5	05/03/2021	05/03/2024	11/03/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/03/2022	0.400%	$25,000,000
04/09/2021	3130ALZZ0	04/28/2021	04/28/2028	10/28/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	04/28/2022	1.000%	$25,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.